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                                                                   Exhibit 10.43

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made as of August 20, 1999, by and among U.S. Plastic Lumber Corporation, a Nevada corporation (the "Corporation"), and the purchasers listed on SCHEDULES A AND B hereto (each a "Purchaser" and collectively, the "Purchasers").

         The Corporation and the Purchasers hereby agree as follows:

                                   SECTION 1.

                  AUTHORIZATION, PURCHASE AND SALE OF THE STOCK

         1.1 AUTHORIZATION OF THE STOCK. The Corporation has authorized the issuance and sale to the Purchasers of up to Two Million One Hundred Thousand (2,100,000) shares of the Corporation's common stock (the "Stock").

         1.2 SALE AND PURCHASE OF THE STOCK. At the Closing (as defined herein), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, each Purchaser agrees, severally, to purchase at the Closing and the Corporation agrees to sell and issue to each Purchaser at the Closing, that number of shares of the Stock set forth opposite such Purchaser's name on SCHEDULES A AND B hereto for the purchase price set forth thereon. All Purchasers shall purchase their shares simultaneously for the same price per share.

                                   SECTION 2.

                          CLOSING, PAYMENT AND DELIVERY

         2.1 CLOSING DATE AND PLACE OF CLOSING. The purchase and sale of the stock shall take place at the offices of the Corporation, 2300 Glades Road, Suite 440 West, Boca Raton, FL 33431, at 10:00 a.m., on August 25, 1999, or at such other time and place as the Corporation and the Purchasers mutually agree upon orally or in writing (which time and place are designated as the "Closing"). The parties intend that the Closing will occur on the third business day subsequent to the signing of this Agreement; provided however, that if this Agreement does not Close on or before August 28, 1999 either the Purchasers listed on Schedule A or the Corporation may cancel this Agreement by providing written notice of cancellation to the other.

         2.2 PAYMENT AND DELIVERY. At the Closing, the Corporation will deliver to Purchasers' counsel a certificate representing that portion of the Stock that each such Purchaser is purchasing against payment of the purchase price therefor by check or wire transfer of same-day funds to the Corporation's bank account listed on EXHIBIT A attached hereto.




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         2.3 COVENANT OF BEST EFFORTS AND GOOD FAITH. The Corporation and each
Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                   SECTION 3.

                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to each Purchaser that:

         3.1 INCORPORATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Corporation's financial condition, business, assets or results of operations (hereafter, a "Material Adverse Effect"). The Corporation has all requisite corporate power and authority to carry on its business as now conducted.

         3.2 CAPITALIZATION. The authorized capital stock of the Corporation consists of (i) 50,000,000 shares of common stock, par value $.0001 per share, and (ii) 5,000,000 shares of preferred stock, shares of each of which class of the capital stock of the Corporation have been issued and are outstanding as set forth in Schedule 3.2 hereto. The terms, preferences and privileges of the outstanding shares of capital stock are set forth in the Corporation's Certificate of Incorporation, as amended (the "Certificate"). Except as set forth in Schedule 3.2 hereto, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Corporation to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Corporation or other equity interests in the Corporation or any securities convertible into or exchangeable for such shares of capital stock or other equity interests (collectively, "Securities"), and there are no outstanding contractual obligations of the Corporation to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. Schedule 3.2 sets forth the number of stock options outstanding under the Corporation's stock incentive plans, and the number of shares reserved for issuance under such plans that are not subject to outstanding options. Except as set forth in Schedule 3.2 no holder of any capital stock or Securities of the Corporation has any outstanding registration rights. For purposes of this transaction, the preemptive rights issued to Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II,(Institutional) L.P. have been waived.

         3.3 AUTHORIZATION. All corporate action on the part of the Corporation, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Corporation, this Agreement shall constitute the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the




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extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws. The Corporation has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

         3.4 VALID ISSUANCE OF THE STOCK. The Stock being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid, nonassessable and free of any liens or encumbrances created by the Corporation and will, assuming the accuracy of the representations and warranties made by each of the Purchasers to the Corporation, be in compliance with applicable state and federal securities laws.

         3.5 SEC DOCUMENTS. The Corporation has furnished to each Purchaser a true and complete copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1998 and the Company's Quarterly Report on Form 10-QSB for the six month period ended on June 30, 1999, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Corporation with the Securities and Exchange Commission (the "SEC") during the period commencing June 30, 1999 and ending on the date hereof. The Corporation will, promptly upon the filing thereof, also furnish to each Purchaser all statements, reports, (including, without limitation, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Corporation with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.5 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document. The Corporation has not filed any amendment to its Annual Report on Form 10-KSB for the year ended December 31, 1998 or its Company's Quarterly Report on Form 10-QSB for the six month period ended on June 30, 1999. The Corporation has not filed any Current Reports on Form 8-K with respect to any event occurring between June 30, 1999 and the date hereof.

         3.6 FINANCIAL STATEMENTS. The Corporation's audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the fiscal year ended December 31, 1998 and the Corporation's audited Consolidated Balance Sheet as of December 31, 1998 are included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1998, a copy of which has been delivered to the Purchasers. The Company's unaudited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the six month period ended June 30, 1999 and the Company's unaudited Consolidated Balance Sheet as of June 30, 1999 are included in the Company's Quarterly Report on Form 10-QSB for the six month period ended on June 30, 1999, copies of which have been delivered to the Purchasers. All of the financial statements referred to above in this
Section 3.6 are hereinafter referred to






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collectively, as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Corporation and the results of its operations as of the date and for the periods indicated thereon, except that those Financial Statements that are unaudited may not have been prepared in accordance with generally accepted accounting principles solely because of the absence of footnotes normally contained therein and may be subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material.

         3.7 CONSENTS. All consents, approval, orders, authorizations, registrations, qualifications, and filings required on the part of the Corporation to be obtained or made prior to the Closing in connection with the execution, delivery or performance of this Agreement, and the consummation of the transactions contemplated herein have been obtained or made or will be obtained or made, prior to the Closing.

         3.8 NO CONFLICT. The execution and delivery of this Agreement by the Corporation and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge or encumbrance upon any of the Corporation's properties or assets under
(i) any provision of the Certificate or Bylaws of the Corporation or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Corporation or its respective properties or assets.

         3.9 ABSENCE OF LITIGATION. There is no action, suit or proceeding or, to the Corporation's knowledge, any investigation, pending, or to the Corporation's knowledge, threatened against the Corporation and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a Material Adverse Effect. There is not pending or threatened any such action, suit, proceeding or investigation that questions this Agreement or the right of the Corporation to execute, deliver and perform under same.

         3.10 NASDAQ NATIONAL MARKET. The Common Stock is currently traded on the Nasdaq National Market.

         3.11 BROKERS OR FINDERS. Except for Pacific Growth Equities, Inc., the Corporation has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Corporation has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. All fees payable to Pacific Growth Equities, Inc. will be paid by the Corporation.



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         3.12 COMPLIANCE WITH CHARTER, LAWS, ETC. The Corporation is in
compliance in all material respects with the terms of its Certificate and By-laws as currently in effect, true and complete copies of which have been delivered to each Purchaser, and each of the Certificate and By-laws of the Corporation (in the form, provided to the Purchasers), is in full force and effect as of the Closing Date. To the best of the Corporation's knowledge and after due investigation, the Corporation has complied, and is in compliance with, all federal, state, county, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to the operation of its business or to the real property or personal property that it owns or leases (including, without limitation, all such laws, rules, ordinances, decrees and orders relating to antitrust, currency exchange, environmental protection, occupational safety and health, equal opportunity, pension, securities and trading-with-the-enemy matters), except where any such failures to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         3.13 PRIVATE OFFERING. During the six months preceding the date of this Agreement, neither the Corporation nor any person acting on its behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities
Act) that is or may be integrated with the sale of the Stock in a manner that would require the registration of the issuance and sale by the Corporation of the Stock under the Securities Act. During the six months preceding the date of this Agreement, neither the Corporation nor any person acting on its behalf has offered or sold any Stock by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Assuming the accuracy of the Purchasers' representations in Section 4 hereof, the offering and sale of the Stock will satisfy the requirements of Rule 506 under the Securities Act.

         3.14 CHANGES.

             (a) Since June 30, 1999, except as disclosed or in SEC Documents or press releases prepared through or as of a date subsequent to June 30, 1999, of which the Company has delivered all press releases since June 30, 1999 to Zesiger Capital Group LLC, there has not been:

                  (i) any damage, destruction or loss (whether or not covered by insurance) to its assets which has had or is reasonably expected to have a Material Adverse Effect;

                  (ii) any material change in the accounting methods or practices followed by the Corporation;

                  (iii) any material debt, obligation or liability (whether absolute or contingent) incurred by the Corporation (whether or not presently outstanding) except (x) current liabilities incurred, and obligations under agreements entered into, in the ordinary course of business and (y) obligations or liabilities entered into or incurred in connection with the execution of this Agreement;



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                  (iv) any sale, lease, abandonment or other disposition by the
         Corporation of any real property or, other than in the ordinary course of business, of any equipment or other operating properties or, other than in the ordinary course of business, any sale, assignment, transfer, license or other disposition by the Corporation of any intellectual property or other intangible asset;

                  (v) any dividends or other distributions of cash or other property paid by the Corporation in respect of any of its capital stock (except for the issuance of shares of the Corporation's Common Stock upon exercise of rights under, or conversion of, the Corporation's other Securities);

                  (vi) any waivers or releases by the Corporation of any material debt or obligation owed to the Corporation; or

                  (vii) to the best of the Corporation's knowledge, any other event that could reasonably be expected to result in a Material Adverse Effect.

             (b) Notwithstanding anything to the contrary in this Agreement, if, after the date of this Agreement the Corporation discloses to the Purchasers or the Purchasers otherwise become aware of any information concerning an event that renders the representation and warranty set forth in this Section 3.14 inaccurate, and such information is material and not otherwise available to the public generally, the Purchasers agree not to sell, assign or otherwise transfer any of the Stock based on such material non-public information until such material non-public information is made available to the public generally. In the event that the Closing contemplated hereby actually occurs, the Corporation shall disclose such material nonpublic information in the registration statement required to Section 7 of this Agreement.

         3.15 LABOR MATTERS. Except as set forth in Schedule 3.15, the Corporation has no collective bargaining agreement with any of its employees and, to the Corporation's knowledge, there is no labor union organizing activity pending or threatened with respect to the Corporation. There are no disputes pending or, to the knowledge of the Corporation, threatened between the Corporation, on the one hand, and any of its employees, on the other hand, other than employee grievances arising in the ordinary course of business which would not, individually or in the aggregate, have a Material Adverse Effect.

                                   SECTION 4.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby represents, warrants and covenants to the Corporation that:

         4.1 AUTHORIZATION. Such Purchaser has full right, power and authority to enter into this Agreement, and such agreement constitutes its valid and legally binding obligation, enforceable in



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accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

         4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Corporation, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Stock to be received by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

         4.3 DISCLOSURE OF INFORMATION. Such Purchaser, individually or through its investment advisor, Zesiger Capital Group LLC, believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. Such Purchaser further represents that, individually or through its investment advisor, Zesiger Capital Group LLC, it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Corporation.

         4.4 INVESTMENT EXPERIENCE. Such Purchaser acknowledges that it can bear the economic risk of its investment, and has, individually or through its investment advisor, Zesiger Capital Group LLC, such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. If other than an individual, such Purchaser also represents it has not been organized for the purpose of acquiring the Stock.

         4.5 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D as presently in effect.

         4.6 RESTRICTED SECURITIES. Such Purchaser understands that the Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Stock must be held indefinitely. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public.




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         4.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Stock unless:

             (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

             (b) it is made in compliance with Rule 144; or

             (c) such Purchaser shall have (i) notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) provided a written agreement from the transferee for the benefit of the Corporation to be bound by the Section 4, and (iii) if requested by the Corporation, such Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation that such disposition will not require registration of such shares under the Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

             (d) Notwithstanding any of the foregoing, transfers to principals of or investment advisory clients of Zesiger Capital Group LLC shall be permitted without any consent, statement or legal opinion.

         4.8 LEGENDS. It is understood that the certificates evidencing the Stock it is purchasing may bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         4.9 PURCHASER COUNSEL. Such Purchaser acknowledges that such Purchaser and, if applicable, its advisors, Zesiger Capital Group LLC, has had the opportunity to review this Agreement, the exhibits and schedules attached hereto and the transactions contemplated by this Agreement with such Purchaser's own legal counsel. Each such Purchaser is relying solely on such Purchaser's legal counsel and not on the Corporation's legal counsel, for legal advice with respect to this investment or the transactions contemplated by this Agreement.



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         4.10 AUTHORITY OF ZESIGER CAPITAL GROUP LLC. Such Purchaser as listed on Schedule A acknowledges that Zesiger Capital Group LLC has full right power and authority to cause Purchaser to enter into this Agreement, bind Purchaser, and consummate the transactions contemplated by this Agreement.

                                   SECTION 5.

                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

         The obligation of the Purchasers to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date as if made on such Date and the Corporation shall have an officer provide a certificate as of the Closing Date attesting to such fact.

         5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 OPINION OF CORPORATION'S COUNSEL. The Purchasers shall have received from counsel to the Corporation an opinion in the form attached hereto.

         5.4 LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchasers and the Corporation are subject.

         5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchasers and their counsel.

                                   SECTION 6.

                  CONDITIONS TO OBLIGATIONS OF THE CORPORATION

         The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchasers shall be true and correct in all material respects on the Closing Date.



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         6.2 LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchasers and the Corporation are subject.

         6.3 PAYMENT. The Corporation shall concurrently receive payment for the Stock as provided in Section 2.

                                   SECTION 7.

                              COVENANT TO REGISTER

         7.1 For purposes of this Section 7, the following definitions shall apply:

             (1) The terms "register", "registered", and "registration" refer to a registration under the Securities Act effected by preparing and filing a registration statement or similar documents in compliance with the Securities Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

             (2) The term "Registrable Securities" means the Stock issued to the Purchasers pursuant to the Agreement and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, such Stock.

         7.2 The Corporation agrees to file within ten (10) business days of the Closing Date, a registration statement on Form S-3 (or other appropriate form) in order to register the resale of the Registrable Securities and use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the filing of the Registration Statement (the end of such period, the "Effectiveness Date"). If the Registration Statement is not declared effective prior to or on the Effectiveness Date, the Company shall pay to each Investor, in cash or additional shares (at the Company's option), an amount equal to 1% of the product of (i) the number of Purchased Shares held by such Investor, multiplied by (ii) the Purchase Price hereunder, being $8.25 per share, for each 30 day period subsequent to the Effectiveness Date during which the Registration Statement is not effective. Any additional shares so issued will be valued on the Purchase Price and such payment will be made as soon as practicable after each such 30 day period.

         7.3 If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Securities Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form or a registration effected pursuant to agreements to register in effect on the date hereof) and the Registrable Securities have not heretofore been included in a registration statement under Section 7.2, which remains effective, the Corporation shall, at such time, promptly give the Purchasers written notice of such registration.






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Upon the written request of any Purchaser given within 10 days after receipt of such notice by such Purchaser, the Corporation shall cause to be registered under the Securities Act all of the Registrable Securities that such Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Section 7.3 to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom. Notwithstanding the foregoing, nothing in this Section 7.3 shall limit the Corporation's obligations under Section 7.2 above.

         7.4 Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

             (1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, to keep such registration statement effective for so long as such Purchaser desires to dispose of the securities covered by such registration statement or, if earlier, at such time as such Purchaser could sell all of such Registrable Securities under Rule 144(k) without limitation or delay. The registration statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the holders of the Registrable Securities and their counsel at least 5 days prior to its filing or other submission, which approval shall be promptly provided and shall not be unreasonably withheld.

             (2) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

             (3) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchasers may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Purchasers.

             (4) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchasers, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (5) Notify Purchasers of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such an event, the Corporation shall promptly file with the SEC all appropriate amendments and supplements to such prospectus.




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             (6) Furnish, at the request of any Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Corporation in connection with the authorization and issuance thereof.

             (7) Furnish to any Purchaser such copies of the Prospectus included in the Registration Statement and any amendments and supplements as such Purchaser shall reasonably request.

         7.5 Each Purchaser will furnish to the Corporation in connection with any registration under this Section 7 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by such Purchaser.

         7.6 (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Section 7, Zesiger Capital Group LLC, any underwriter (as defined in the Securities Act) for such holder, and the directors, officers, members and controlling persons of, Zesiger Capital Group LLC, such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements herein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

             (ii) Each holder of Registrable Securities included in a registration pursuant to the provision of this Section 7 shall indemnify, defend and hold harmless the Corporation, its directors and officers, and shall reimburse the Corporation its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

             (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Sections 7.6(i) or 7.6(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Sections 7.6(i) or 7.6(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Sections 7.6(i) or 7.6(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless
(A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld or delayed. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         7.7 (i) With respect to the including of Registrable Securities in a registration statement pursuant to this Section 7, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

             (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Section 7.7 shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, fees and disbursements of one counsel to the Purchasers, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified.

         7.8 The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 7 may be assigned by the Purchasers to a transferee or assignee of the Registrable Securities. Within a reasonable time after such transfer the Purchasers shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Any transferee asserting registration rights hereunder shall be bound by the provision of this Section 7.

         7.9 From and after the date of this Agreement, the Corporation shall not agree to allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Section 7.2 unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

         7.10 In connection with any primary offering involving an underwriting of shares of the Corporation's common stock, the Corporation shall not be required under this Section 7 to include any Purchaser's securities in such underwriting unless such Purchaser accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation.

         7.11 The Corporation may suspend the effectiveness of a registration statement required by this Section 7 for a period of not more than 30 days if the Corporation is engaged in confidential negotiations or other confidential business activities the disclosure of which (in the reasonable opinion of outside counsel to the Corporation) would be required in such registration statement and would not be required if such registration statement were not filed and effective, and the Board of Directors of the Corporation determines in good faith that such disclosure would be materially detrimental to the Corporation and its stockholders, provided, however, that the Corporation shall not utilize this right more than twice in any twelve-month period and not sooner than 30 days after the prior use of such right. The Corporation will provide simultaneous notice of any suspension to Zesiger Capital Group LLC.

                                   SECTION 8.

                    AFFIRMATIVE COVENANTS OF THE CORPORATION

         The Corporation hereby covenants that, during such time as any Purchaser (or one of such Purchaser's affiliates)(for such purposes all shares owned by all Zesiger Capital Group LLC clients and principals will be aggregated as if a single purchaser) owns any shares of Stock totaling in excess of 300,000 shares.

         8.1 Reports and Financial Statements

             (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any documents (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or association.

             (b) The Corporation will furnish to such Purchaser for two years, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the SEC, and each press release or other public announcement issued by the Corporation.

         8.2 MAINTENANCE OF OFFICE. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at the address set forth adjacent to the name of the Corporation at the foot of this Agreement.

         8.3 MAINTENANCE AND COMPLIANCE. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with
Section 13(b)(2) of the Exchange Act, and (iv) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements.

         8.4 ASSIGNMENT OF RIGHTS. The rights of such Purchaser hereunder may be assigned by such Purchaser in connection with the transfer or assignment of its shares of Stock. Such rights may be further reassigned by each such transferee to subsequent transferees. Any transferee asserting rights under this Agreement shall be bound by its provisions.

         8.5 EFFECT OF COVENANTS. The covenants in Sections 8.1 and 8.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.

                                   SECTION 9.

                                 LEGEND ON STOCK

         Until the registration contemplated by Section 7 above is declared effective with respect to the stock, each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the SEC, in either case reasonable satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 10.

                                   ARBITRATION

         10.1 ARBITRATION

             10.1.1 SCOPE. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 10; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

             10.1.2 BINDING ARBITRATION. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Any party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other parties. The arbitration shall be conducted in the City of Wilmington, Delaware, by a panel of three arbitrators, one chosen by each party and the third selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrators become unable to serve, his her or their successor(s) shall be similarly selected or appointed.

             10.1.3 PROCEDURE. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to audit the books and records of the other parties that are reasonably related to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

             10.1.4 TIMING. The arbitrators shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrators shall apportion all costs and expenses of the arbitration, including the arbitrators' fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrators shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 10. Notwithstanding the foregoing, in no event may the arbitrators award multiple or punitive damages.

                                   SECTION 11.

                                  MISCELLANEOUS

         11.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Except as set forth in
Section 10, any action or proceeding relating to this Agreement may be brought in the courts of Delaware, or in the United States courts located in Delaware and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

         11.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

         11.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including any Exhibits and Schedules hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and holders of a majority of the Stock.

         11.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be mailed by internationally recognized courier service and facsimile addressed (a) if to the Purchaser, as indicated below the Purchaser's signature with a copy to the designated entity or at such other address as the Purchaser shall have furnished to the Corporation in writing, or
(b) if to any other holder of any Stock at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when delivered personally by courier, by internationally recognized courier or by facsimile.

         11.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default or another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         11.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         11.7 TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not be considered in construing this Agreement.

         11.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


         11.9 FEES AND EXPENSES. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Corporation shall pay to the Purchasers up to $20,000 as and for all reasonable out-of-pocket expenses incurred by such Purchasers in connection herewith, including the reasonable fees and expenses of the Purchasers' counsel.






         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                    U.S. PLASTIC LUMBER CORPORATION

                                    By: /s/  Mark S. Alsentzer
                                       --------------------------------
                                       Name: Mark S. Alsentzer
                                       Title: CEO and President


                                    Address: 2300 Glades Road, Suite 440 West
                                             Boca Raton, FL 33431
                                             Fax # 561-394-5335

                                    The Purchasers listed on Schedule A



                                    By: /s/ Albert Zesiger
                                       --------------------------------
                                       Zesiger Capital Group LLC, as attorneys
                                       in fact for all Purchasers listed
                                       on Schedule A


                                    By: /s/ Albert Zesiger
                                       --------------------------------
                                       Name:
                                       Title:


                                    Address: 320 Park Ave., 30th Floor
                                             New York, NY  10022
                                             Attn: Albert L. Zesiger
                                             Fax #: 212-508-6399

                              Schedule B Purchaser






                                    Apodaca Investment Group


                                    By: /s/ Jerry C. Apodaca
                                       -----------------------------------
                                       Name: Jerry C. Apodaca
                                       Title: CEO

                                             Fax #: 415-675-7811
                                             Address: 50 California St.
                                             Suite 3315
                                             San Francisco, CA 94104

                              Schedule B Purchaser



                                    Apogee Fund, L.P.


                                    By: /s/ Michael C. Yeager
                                       -----------------------------------
                                       Name: Michael C. Yeager
                                       Title:

                                            Fax #:
                                            Address: 201 Main St.
                                                     Suite 1555
                                                     Ft. Worth, TX 76102

                              Schedule B Purchaser




                                    Zeke L.P.


                                    By: /s/  Edward N. Antoian
                                       -----------------------------
                                       Name: Edward N. Antoian
                                       Title: General Partner

                                            Fax #: 610-296-1430
                                            Address:
                                                        1235 Westlakes Dr.
                                                        Suite 330
                                                        Berwyn, PA 19312

                              Schedule B Purchaser




                                    Bulldog Capital Management


                                    By: /s/ Ronald Pollack
                                       -----------------------------
                                       Name: Ronald Pollack
                                       Title: Chairman



                                            Fax #: 727-442-6093
                                            Address:
                                                      Bulldog Capital Management
                                                      33 North Garden Ave.
                                                      Suite 750
                                                      Clearwater, FL  33755

                              Schedule B Purchaser





                                    Macuard Cook & Cie S.A.


                                    By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                       Fax #: 011-41-22-716-3676
                                       Address:
                                                7, rue des Alpes
                                                Case postale 1380
                                                CH-12121 Geneve 1

                              Schedule B Purchaser





                                    Stuart G. Gould

                                    By: /s/ Stuart G. Gould
                                       -----------------------------
                                       Name: Stuart G. Gould
                                       Title:


                                       Fax #: 805-563-0176
                                       Address:
                                                3916 State St.
                                                Suite 200
                                                Santa Barbara, CA 93105

                              Schedule B Purchaser





                                    Fidelity National Title Insurance



                                    By: /s/ Stuart G. Gould
                                       -----------------------------
                                       Name: Stuart G. Gould
                                       Title: Vice President

                                       Fax #: 805-563-0176
                                       Address:
                                                3916 State St.
                                                Suite 200
                                                Santa Barbara, CA 93105

                              Schedule B Purchaser



                                    G.A. Wetterstein


                                    By: /s/ Gregory A. Wetterstein
                                       -------------------------------
                                       Name: Gregory A. Wetterstein
                                       Title: General Partner


                                       Fax #: 415-461-0691
                                       Address:
                                               17 E. Sir Francis Drake Blvd.
                                               Suite 100
                                               Larkspur, CA 94939

                              Schedule B Purchaser



                                    Hollis Capital Partners


                                    By: /s/ Paul J. Siegel
                                       --------------------------------
                                       Name: Paul J. Siegel
                                       Title:

                                       Fax #: 415-288-2323
                                       Address: One Sansome St.
                                                San Francisco, CA 9411

                              Schedule B Purchaser



                                    Apex Limited Partners, L.P.


                                    By: /s/ Devin Wate
                                       --------------------------------
                                       Name: Devin Wate
                                       Title: Managing Partner

                                       Fax #: 425-391-7045
                                       Address:
                                                26339 SE 33 St.
                                                Issaquah, WA 98029

                              Schedule B Purchaser



                                    EDJ Limited


                                    By: /s/ Jeffrey H. Porter
                                       -----------------------------
                                       Name: Jeffrey H. Porter
                                       Title: Investment Advisor



                                       Fax #: 415-332-8223
                                       Address:
                                               100 Shoreline, Suite 2118
                                               Mill Valley, CA 94965

                              Schedule B Purchaser




                                    Verita SG Investment Trust


                                    By: /s/ V. Ziegesar
                                       ------------------------------
                                       Name: V. Ziegesar
                                       Title: CEO

                                       Fax #: 011-49-69-97574-330
                                       Address:
                                               Bettinastr. 62
                                               60325 Frankfurt
                                               Germany

                              Schedule B Purchaser



                                    Wentworth Hauser & Violich, Inc.
                                    FBO Stichting Pensioenfonds ABP



                                    By: /s/ Phil Fox
                                       ------------------------------
                                       Name: Phil Fox
                                       Title: Managing Director

                                       Fax #:415-788-7281
                                       Address:
                                                333 Sacramento St.
                                                San Francisco, CA 94111

                              Schedule B Purchaser



                                    Clarion Capital Corporation



                                    By: /s/ Thomas Wieham
                                       ------------------------------
                                       Name: Thomas Wieham
                                       Title: Treasurer

                                       Fax #: 216-694-3545
                                       Address:
                                               20 Redground Rd.
                                               Old Westbury, NY 11568